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                                                                      EXHIBIT 10



                                2,000,000 SHARES

                     AMERICAN BANKERS INSURANCE GROUP, INC.

             $3.125 SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                     (Liquidation preference $50 per share)

                             UNDERWRITING AGREEMENT

         July 23, 1996


CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
FURMAN SELZ LLC
MCDONALD & COMPANY SECURITIES, INC.
As Representatives of the Several Underwriters
    c/o CS First Boston Corporation,
      Park Avenue Plaza,
        New York, N.Y. 10055

Dear Sirs:

         1. Introductory. American Bankers Insurance Group, Inc., a Florida corporation (the "Company"), proposes to issue and sell 2,000,000 shares ("Firm Securities") of its $3.125 Series B Cumulative Convertible Preferred Stock (liquidation preference $50 per share) ("Securities") and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 300,000 additional shares ("Optional Securities") of the Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". This Underwriting Agreement, as amended, supplemented or modified from time to time is referred to herein as "this Agreement". The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

        (a) A registration statement on Form S-3 (No. 333-07209) relating to the Offered Securities and the shares of common stock, $1.00 par value (the "Common Stock"), of the Company into which the Securities are convertible (the "Underlying Securities"), including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i)

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has been declared effective under the Securities Act of 1933, as amended
("Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Offered Securities and the Underlying Shares into which the Securities are convertible may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities and such Underlying Shares all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities and such Underlying Shares will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment of either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained or incorporated by reference in the additional registration statement (if any) and deemed to be part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including


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the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

         (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the

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statements therein not misleading.  If the Effective Time of the Initial
Registration Statement is subsequent to the execution and delivery of this
Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use or incorporation by reference therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

         (c)  All financial statements, proxy statements, schedules or reports
(i) required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), or (ii) incorporated by reference into the Registration Statements ("Incorporated Documents") when filed with the Commission, or when amended, as appropriate, complied with the applicable requirements of the Exchange Act, and the applicable rules and regulations thereunder ("1934 Act Rules and Regulations"), and did not include at the time of filing or as of the time of any subsequent amendment any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         (d) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

         (e) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification


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except where the failure to so qualify or be in good standing would not have a
Material Adverse Effect; except as set forth on Schedule B all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and is owned directly or indirectly by the Company; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

         (f) The Offered Securities have been duly authorized; when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus.

         (g) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing date, such Offered Securities will be convertible into the Underlying Shares of the Company in accordance with their terms; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and no holder of any security of the Company has any preemptive rights with respect to the Offered Securities or the Underlying Shares.

         (h) Other than as contemplated by this Agreement or as except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person which would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

         (i) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

         (j) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act, the Rules and Regulations, the


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Exchange Act, the 1934 Rules and Regulations, and the by-laws of the National
Association of Securities Dealers, Inc. (the "NASD") and such as may be required under state or foreign securities laws.

         (k) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to the discretion of the court before which any proceeding therefor may be brought and except with respect to the obligations of the Company regarding indemnification and contribution as provided in Section 7 below).

         (l) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof (including, without limitation, the issuance of the Underlying Securities upon conversion of the Offered Securities) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or of any agreement or instrument to which the Company or such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, which breach or violation would have a Material Adverse Effect; and the Company has full power and authority to authorize, issue and sell the Offered Securities and to consummate the transactions contemplated by this Agreement (including, without limitation, the issuance of the Underlying Securities upon conversion of the Offered Securities).

         (m) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

         (n) The Company, and each of its subsidiaries, hold all licenses, certificates and permits from governmental authorities (including, without limitation, insurance licenses from the Insurance Departments of the various


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states in which the subsidiaries write insurance business (the "Insurance
Licenses") which are necessary to the conduct of their businesses; the Company's subsidiaries have fulfilled and performed all obligations necessary to maintain their respective Insurance Licenses except to the extent that the failure to fulfill or perform such obligations would not have a Material Adverse Effect, and no event or events have occurred which may be reasonably expected to result in the impairment, modification, termination or revocation of such Insurance Licenses except to the extent that such event would not have a Material Adverse Effect.

         (o) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings (including, without limitation, any proceeding to revoke or deny renewal of any Insurance License) against or affecting the Company and any of its subsidiaries or any of their respective properties that, if determined adversely to the Company and any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement (including without limitation the issuance of the Underlying Securities upon conversion of the Offered Securities), or which are otherwise material in the context of the sale of the Offered Securities and the issuance of the Underlying Securities; and no such actions, suits or proceedings (including, without limitation, any proceeding to revoke or deny renewal of any Insurance License) are threatened or, to the Company's knowledge, contemplated.

         (p) The financial statements included or incorporated by reference in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included or incorporated by reference in each Registration Statement present fairly the information required to be stated therein.

         (q) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in, incorporated by reference in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its respective common or preferred securities or capital stock.


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         (r)  The Company is not, and after giving effect to the offering and sale of the Offered Securities and the issuance of the Underlying Securities upon conversion of the offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

         (s) Neither the Company nor any of its respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

         (t) The statutory financial statements of each of the Company's insurance subsidiaries, from which certain ratios and other statistical data contained or incorporated by reference in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC"), and with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such subsidiary; and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

         (u) The Offered Securities will have been approved for listing on the Nasdaq Stock Market's National Market ("Nasdaq National Market") subject to notice of issuance and registered under the Exchange Act in accordance with the 1934 Rules and Regulations prior to or concurrently with the effectiveness of the Registration Statement; the Underlying Securities have been approved for listing on the Nasdaq National Market prior to or concurrently with this the effectiveness of this Registration Statement.

                 3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $48.62 per share plus accumulated dividends, if any, from July 29, 1996 to the First Closing Date (as hereinafter defined) the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

                 The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in funds available on the same day by wire transfer to the account of the Company at a bank acceptable to CS First Boston Corporation ("CS First Boston") or by official Federal Reserve Bank check or checks drawn to the order of the Company at the office of Dewey Ballantine, at 10 A.M., New York time, on July 29, 1996 or at such other


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time not later than seven full business days thereafter as CS First Boston and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the Offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CS First Boston requests and will be made available for checking and packaging at the office of CS First Boston at least 24 hours prior to the First Closing Date.

                 In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security (including any accumulated dividends thereon to the related Option Closing Date) to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in funds available on the same day by wire transfer to the account of the Company at a bank acceptable to CS First Boston or by official Federal Reserve Bank check or checks drawn to the order of the Company, at the office of CS First Boston. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CS First Boston requests upon reasonable notice prior to such Optional Closing



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Date and will be made available for checking and packaging at the office of CS
First Boston at a reasonable time in advance of such Optional Closing Date.

                 4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

                 5. Certain Agreements of the Company. The Company agree with the several Underwriters that:

                 (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) or (2) (as consented to by CS First Boston) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement or, if applicable and if consented to by CS First Boston, subparagraph (4) or (5) of Rule 424(b).

                 The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

                 (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's consent; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.


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
         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with the sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance with the Act. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

         (e) The Company will furnish to the Representatives hard copies of each Registration Statement (four of which will be signed and will include all exhibits), copies of each EDGAR filing of each Registration Statement (and confirmations for each EDGAR filing of each Registration Statement), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents in each case in such quantities as CS First Boston reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment


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
under the laws of such jurisdiction as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution.

         (g) During the period of ten years hereafter, the Company will furnish to the Representatives, and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CS First Boston may reasonably request.

         (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for the filing fee of the NASD relating to the Offered Securities, for any travel expenses of the Company officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

         (i) The Company will notify CS First Boston of any material adverse change affecting any of its representations, warranties, agreements and indemnities herein at any time prior to payment to the Company on the First Closing Date or any Optional Closing Date.

         (j) The Company will use the net proceeds received by it from the sale of the Offered Securities, in the manner specified in the Prospectus under the caption "Use of Proceeds."

         (k) The Company will use its best efforts to list the Offered Securities and the Underlying Securities on the Nasdaq National Market subject to notice of issuance and to register the Offered Securities under the Exchange Act in accordance with the 1934 Rules and Regulations.

         (l) During the period commencing on the date hereof and continuing for 90 days, without CS First Boston's written permission, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Securities or Common Stock, or publicly disclose of its intention to make any such offer, sale, pledge, disposal or filing.

         (m) The Company will cause each of its directors and certain executive officers listed on Schedule C hereto to agree that during the period commencing on the date hereof and continuing for 90 days, without CS First Boston's written permission, such directors and executive officers will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Securities or Common Stock, or publicly disclose of its intention to make any such offer, sale, pledge, disposal or filing.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

         (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

         (i) in their opinion the financial statements and schedules audited by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

         (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing

Standards No. 71, Interim Financial Information, in the unaudited financial statements included or incorporated by reference in the Registration Statements;

         (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

         (A) the unaudited financial statements included or incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements in the Prospectus;

         (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified dated not more than five days prior to the date of this Agreement, there was any change in the capital stock (other than as a result of the exercise of employee stock options in the ordinary course of business) or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries, or, at the date of the latest available balance sheet read by such accountants, there was any decrease in total assets or stockholder's equity as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; or

         (C) for the period from the closing date of the latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period for the previous year, in the total or per share amounts of consolidated income before extraordinary items, gross collected premiums, net income or in the ratio of earnings to fixed charges and preferred stock dividends combined;

    except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

         (v) they have examined the statutory financial statements of each of the Company's insurance subsidiaries listed on Schedule B hereto, from which certain ratios and other statistical data contained or incorporated by reference in the Registration Statement have been derived, and in their opinion such statements, with respect to each such insurance subsidiary, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the appropriate Insurance Department of the state of domicile of such subsidiary, except as disclosed therein.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, at the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any downgrading of the financial and operating performance of the Company's insurance subsidiaries by A.M. Best Company; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange or system, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated such Closing Date, of Jorden Burt Berenson & Johnson LLP, counsel for the Company to the effect that:

               (i) Each of the Company and the subsidiaries listed on Schedule D hereto (the "Material Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus; and each of the Company and its Material Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect; all of issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued, and is fully paid and nonassessable; and except as set forth in Schedule D all the capital stock of the Material Subsidiaries is owned by the Company (directly or through Material Subsidiaries); and the capital stock of each Material Subsidiary owned by the Company, directly or through Material Subsidiaries, is owned free from liens, encumbrances and defects;

               (ii) The Offered Securities when issued and delivered on such Closing Date have been duly authorized for issuance and sale pursuant to this Agreement, and when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement will be validly issued, are fully paid and nonaccessable and conform to the description thereof contained in the Prospectus;

               (iii) The Offered Securities when issued and delivered on such Closing Date are convertible into the Underlying Securities of the Company in accordance with their terms; the Underlying Securities initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and no holder of any security of the Company has any preemptive rights with respect to the Securities or the Underlying Securities;

               (iv) To such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

         (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or, to such counsel's knowledge, any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act, the Rules and Regulations, the Exchange Act, the 1934 Act Rule and Regulations, or the bylwas of the NASD and such as may be required under state (including Puerto Rico) securities laws;

         (vi) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof (including, without limitation, the issuance of the Underlying Securities upon conversion of the Offered Securities) will not result in a breach or violation of any of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or, to the best of the knowledge of such counsel, order of any governmental agency or body or any court having jurisdiction over the Company or any Material Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Material Subsidiary is a party or by which the Company or any such Material Subsidiary is bound or to which any of the properties of the Company or any such Material Subsidiary is subject, or the charter or by-laws of the Company or any such Material Subsidiary which breach of, violation of or default under would have a Material Adverse Effect and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement (including, without limitation, the issuance of the Underlying Securities upon conversion of the offered Securities);

         (vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial

Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus;

         (viii) The Incorporated Documents when filed with the Commission, or when amended, as appropriate, complied with the applicable requirements of the 1934 Act Rules and Regulations, and such counsel had no reason to believe that the Incorporated Documents included at the time of filing or as of the time of any subsequent amendment any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein in light of the circumstances under which they were made, not misleading;

         (ix) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms

(except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought, and except that no opinion need be expressed with respect to the obligations of the Company regarding indemnification and contribution as provided in Section 7 below);

         (x) The Company and each of the Material Subsidiaries hold all licenses, certificates and permits from all governmental authorities (including, without limitation, Insurance Licenses) which are necessary to the conduct of their respective businesses except to the extent that the failure to hold any such licenses, certificates and permits from a governmental authority (including, without limitation, Insurance Licenses) would not have a Material Adverse Effect; to such counsel's knowledge, the Material Subsidiaries have fulfilled and performed all obligations necessary to maintain their respective Insurance Licenses, and, to such counsel's knowledge, no event or events have occurred which may be reasonably expected to result in the material impairment, modification, termination or revocation of such Insurance Licenses;

         (xi) The statements in the Prospectus under the captions "Description of Capital Stock-Convertible Preferred Stock" insofar as they purport to constitute a summary of the terms of the securities therein described, and under the caption "Underwriting" (other than statements based on information furnished by an Underwriter expressly for use or incorporation by reference therein), insofar as they purport to constitute summaries of the terms of the documents referred to therein, and the statements in the Prospectus under "Business-Government Regulation" insofar as they purport to constitute descriptions of laws, rules, regulations or NAIC model laws, fairly summarize the terms of such documents or laws, rules, regulations or NAIC model laws as the case may be;

         (xii) All statements contained in the Registration Statement under the heading "Certain Federal Income Tax Consequences" are true and correct in all material respects;

         (xiii) The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act of 1940; and

         (xiv) The Offered Securities have been approved for listing on the Nasdaq National Market subject to notice of issuance and registered under the Exchange Act; the Underlying Securities have been approved for listing on the Nasdaq National Market.

         In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the officers of the Company and its subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction other than the State of Florida or the United States, upon opinions of local counsel shall state that they believe both you and they are justified in relying upon such certificates and opinions.

         (e) The Representatives shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Dewey Ballantine may rely as matters governed the laws of the State of Florida upon the opinions of Jorden Burt Berenson & Johnson LLP referred to above.

         (f) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, to their knowledge, no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs
    (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (g) The Representatives shall have received a letter, dated such Closing Date, from Price Waterhouse LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

         (j) The Offered Securities to be sold by the Company at the Closing Date shall have been duly listed on the Nasdaq National Market subject to notice of issuance and shall have been registered under the Exchange Act in accordance with the 1934 Rules and Regulations; the Underlying Securities at the Closing Date shall have been approved for listing on the Nasdaq National Market.

         (k) The Representatives shall have received the lock-up letters of the Company and the directors and executive officers as contemplated by Sections 5(l) and 5(m), respectively.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

    7. Indemnification and Contribution. (a) The Company will, severally and jointly, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use or incorporation by reference therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                 Insofar as the foregoing indemnity agreement, or the representations and warranties contained in Section 2(b), may permit indemnification for liabilities under the Act of any person who is an Underwriter or a partner or controlling person of an Underwriter within the meaning of Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, the Company has been advised that in the opinion of the Commission such provisions may contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of appropriate jurisdiction (unless in the opinion of counsel for the Company the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Company will be governed by the final adjudication of such issue.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use or incorporation by reference therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page, and the concession and reallowance figures appearing in the paragraph under the caption "Underwriting"; and (ii) the information in the Prospectus furnished on behalf of Furman Selz LLC in the penultimate paragraph appearing under the caption "Underwriting."

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or
(b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to or assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

    (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions to each officer of the Company, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed, but failed, to purchase does not exceed 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term

"Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or and its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder, the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, 55 E. 52nd Street, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company will be mailed, delivered or telegraphed and confirmed to it at American Bankers Insurance Group, Inc., 11222 Quail Roost Drive, Miami, FL 33157-6596,
Attention: Leonardo Garcia and with a copy to Jorden Burt Berenson & Johnson LLP, 777 Brickwell Avenue, Suite 500, Miami, Florida 33131-2803, Attention:
Josephine Cicchetti; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative jointly or by CS First Boston will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                               Very truly yours,


                               AMERICAN BANKERS INSURANCE GROUP, INC.


                               By /s/ Floyd Denison
                                  ---------------------------------
                               Name:  Floyd Denison
                               Title: Executive Vice President



The foregoing Underwriting Agreement
  is hereby confirmed and accepted as of
  the date first above written.

    CS FIRST BOSTON CORPORATION
    DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
    FURMAN SELZ LLC
    MCDONALD & COMPANY SECURITIES, INC.

    By CS FIRST BOSTON CORPORATION



    By s/ Richard G. Spiro
       -----------------------
       Name:  Richard G. Spiro
       Title: Director

                                   SCHEDULE A





Underwriter                                                                                     Number of Firm Securities
- -----------                                                                                     -------------------------
CS First Boston   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   450,000
Donaldson, Lufkin & Jenrette
   Securities Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   450,000
Furman Selz LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   450,000
McDonald & Company Securities, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   450,000
Advest, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50,000
The Chicago Corporation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50,000
Deutsche Morgan Grenfell/C.J. Lawrence Inc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50,000
The Robinson-Humphrey Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50,000






                                                                                                  Total         2,000,000
                                                                                                                ---------

                                   SCHEDULE B

                        OWNERSHIP CHART OF CAPITAL STOCK
                           OF COMPANY'S SUBSIDIARIES

                                                                       EXHIBIT B

                           AMERICAN BANKERS INSURANCE
                                   GROUP, INC
                            ORGANIZATIONAL STRUCTURE


                     AMERICAN BANKERS INSURANCE GROUP, INC.



- - ABIG Service de Mexico, S.A.(1)                                             - American Bankers Management Company, Inc.

- - AB Warranty Company                                                              - Consumer Asset Network Association, Inc.

- - AB Warranty Company of Florida                                              - American Bank Seguros de Vida, S.A. (5)

- - American Bankers Capital, Inc.                                              - American Reliable Insurance Comoany

- - American Bankers Compania de Seguros, S.A. (2)                                   - American Summit General Agency, Inc.

- - American Bankers Financial Services                                              - Caravanner Insurance Agency

        - ABFS Insurance Agency, Inc.                                         - Associated Insurance Agency

        - Grand General Insurance Agency                                      - Bankers Atlantic Reinsurance Company

- - American Bankers Insurance Company of Florida                               - Bankers American Life Assurance Company

        - American Bankers General Agency, Inc.                               - Bankers Insurance Company, Ltd.

        - Caydeaux Group, Ltd (54%)                                                - Bankers Insurance Group Mgmt. (IOM) Ltd.

             - Caydeaux Life Assurance Company, Ltd. (54%)                         - Bankers Insurance Service Company, Ltd.

             - Caydeaux Insurance Company, Ltd. (54%)

        - Roadgard Motor Club, Inc. (Canada)                                  - Caribbean American Property Insurance Co. (4)

- - American Bankers Life Assurance Company of Florida                          - Caribbean American Insurance Agency Company
        - Caribbean American Life Assurance Company
                                                                              - Federal Warranty Service Corporation
        - Condeaux Life Insurance Company (79%)
                                                                                   - Federal Warranty Service Corporation (Canada)

- - American Bankers Sales Corporation, Inc.




- - Financial Exchange, Inc.
        - Attorney-in-Fact for
          Financial Insurance Exchange

- - Green Streak Incorporated

- - Guardian Investment Services, Inc.

- - H&D Graphics, Inc.

- - National Insurance Agency

- - Roadguard Motor Club, Inc.

- - Sureway, Inc.

        - Guardian Travel,Inc.

- - Voyager Group, Inc.

        - Voyager American Insurance
          Company, Ltd.

        - Voyager Indemnity Insurance
          Company

        - Voyager Service Programs, Inc.

- - Voyager Life and Health Insurance Company

- - Voyager Life Insurance Company

        - Voyager Property & Casualty
          Insurance Company

- - Voyager Service Warranties, Inc.

(1)      ABIG Servicios de Mexico, S.A. de C.V.


              5,000 shares outstanding
                     ABIG - 4,999 shares
                     Guardian Investment Services, Inc.* - 1 share

(2)      American Bankers Compania de Seguros, S.A. de C.V.


              335,250 shares outstanding
                     ABIG - 335,249
                     Guardian Investment Services, Inc.* - 1 share

(3)      Caribbean American Life Assurance Company


              160,000 shares outstanding
                     ABLAC - 159,992 shares
                     R. Kirk Landon - 1 share
                     Frank Minton - 1 share
                     Angela Wayne - 1 share
                     Alberto Baco - 1 share
                     Yvonne Shepard - 1 share
                     Alvaro Calderon - 1 share
                     Alexander Odishelidze - 1 share
                     Juan Sarro - 1 share


(4)      Carribean American Property Insurance Company


              200,000 shares outstanding
                     ABIG - 199,992 shares
                     R. Kirk Landon - 1 share
                     Frank Minton - 1 share
                     Angela Wayne - 1 share
                     Alberto Baco - 1 share
                     Yvonne Shepard - 1 share
                     Alvaro Calderon, Jr. - 1 share
                     Alexander Odishelidze - 1 share
                     Juan Sarro - 1 share

(5)      American Bankers Sequros de Vida, S.A.

               30,000 shares outstanding
                      ABIG - 29,990
                      Guardian Investment Services, Inc. - 10 shares


         * Guardian Investment Services, Inc. is a wholly owned subsidiary of ABIG.

                                   SCHEDULE C


               DIRECTORS AND EXECUTIVE OFFICERS TO SIGN LOCK-UPS


William H. Allen, Jr.
Eugene E. Becker
Nicholas A. Buoniconti
Armando M. Codina
Floyd G. Denison

Peter J. Dolora
Jay R. Fuchs
Leonardo F. Garcia
Gerald N. Gaston
Arthur W. Heggen

Jason J. Israel
Bernard Janis
Daryl L. Jones
James F. Jorden
Jack F. Kemp

John P. Laborde
R. Kirk Landon
Eugene M. Matalene, Jr.
Malcolm G. MacNeill
Albert Nahmad

Michael P. Ray
Nicholas J. St. George
Robert C. Strauss
Stephen T. Williams
George E. Williamson III

                                   SCHEDULE D


                        COMPANY'S MATERIAL SUBSIDIARIES

                                                                                    Percent of
                                                            State of             Voting Securities
               Material Subsidiaries                     Incorporation                 Owned
               ---------------------                     -------------                 -----
 American Bankers Insurance Company of Florida              Florida                    100%

 American Bankers Life Assurance Company of                 Florida                    100%
     Florida

 American Reliable Insurance Company                        Arizona                    100%

 Bankers American Life Assurance Company                    New York                   100%

 Caribbean American Life Assurance Company                Puerto Rico (1)              100%

 Caribbean American Property Insurance Company            Puerto Rico (2)              100%

 Voyager Group, Inc.                                        Florida                    100%

 Voyager Life and Health Insurance Company                  Georgia                    100%

 Voyager Life Insurance Company                             Georgia                    100%





- ---------------------------

    (1) Of the 160,000 issued and outstanding shares of common stock of Caribbean American Life Assurance Company ("CALAC"), 159,992 shares of common stock are owned, directly or through its subsidiaries, by the Company; the remaining 8 shares are held by directors of CALAC.

    (2) Of the 200,000 issued and outstanding shares of common stock of Caribbean American Property Insurance Company ("CAPIC"), 199,992 shares of common stock are owned, directly or through its subsidiaries, by the Company; the remaining 8 shares are held by directors of CAPIC.